Exhibit 99.1 April 27, 2021 DATA RELEASE Top-Line Results from the Phase 3 INVIGORATE Trial in Allergic Conjunctivitis Nasdaq: ALDX © Aldeyra Therapeutics, Inc. 2021Exhibit 99.1 April 27, 2021 DATA RELEASE Top-Line Results from the Phase 3 INVIGORATE Trial in Allergic Conjunctivitis Nasdaq: ALDX © Aldeyra Therapeutics, Inc. 2021

Disclaimers and Forward-Looking Statements This presentation and various remarks which may be made during this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Aldeyra’s possible or assumed future results of operations, expenses and financing needs, business strategies and plans, research and development plans or expectations, political, economic, legal, social and health risks, including the recent COVID-19 outbreak and subsequent public health measures and other responses to it, that may affect Aldeyra’s business or the global economy, the structure, timing and success of Aldeyra’s planned or pending clinical trials, expected milestones, market sizing, pricing and reimbursement, competitive position, regulatory matters, industry environment and potential growth opportunities, among other things. The results of earlier preclinical or clinical trials may not be predictive of future results. As a result of the COVID-19 pandemic, clinical site availability, staffing, and patient recruitment have been negatively affected and the timelines to complete Aldeyra’s clinical trials may be delayed. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “target,” “design,” “estimate,” “predict,” “potential,” “plan” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Aldeyra’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These statements reflect Aldeyra’s current views with respect to future events and are based on assumptions and subject to risks and uncertainties, including the development, clinical and regulatory plans or expectations for Aldeyra’s product candidates and systems-based approaches, later developments with the FDA that may be inconsistent with Aldeyra’s expectations and beliefs, including the risk that the results from earlier clinical trials or portions of clinical trials may not accurately predict results of subsequent trials or the remainder of a clinical trial for the same or different indications, inconsistent expectations regarding FDA acceptance and review of the company’s filings and submitted data sets, and Aldeyra’s continuing review and quality control analysis of clinical data. Important factors that could cause actual results to differ materially from those reflected in Aldeyra's forward-looking statements are described in Aldeyra’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as Aldeyra’s subsequent filings with the Securities and Exchange Commission. All of Aldeyra's development plans and timelines may be subject to adjustment depending on funding, recruitment rate, regulatory review, preclinical and clinical results, and other factors any of which could result in changes to Aldeyra’s development plans and programs or delay the initiation, completion, or reporting of clinical trials. In addition to the risks described above and in Aldeyra's other filings with the SEC, other unknown or unpredictable factors also could affect Aldeyra's results. No forward-looking statements can be guaranteed, and actual results may differ materially from such statements. The information in this presentation is provided only as of April 27, 2021, and Aldeyra undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law. 2Disclaimers and Forward-Looking Statements This presentation and various remarks which may be made during this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Aldeyra’s possible or assumed future results of operations, expenses and financing needs, business strategies and plans, research and development plans or expectations, political, economic, legal, social and health risks, including the recent COVID-19 outbreak and subsequent public health measures and other responses to it, that may affect Aldeyra’s business or the global economy, the structure, timing and success of Aldeyra’s planned or pending clinical trials, expected milestones, market sizing, pricing and reimbursement, competitive position, regulatory matters, industry environment and potential growth opportunities, among other things. The results of earlier preclinical or clinical trials may not be predictive of future results. As a result of the COVID-19 pandemic, clinical site availability, staffing, and patient recruitment have been negatively affected and the timelines to complete Aldeyra’s clinical trials may be delayed. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “target,” “design,” “estimate,” “predict,” “potential,” “plan” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Aldeyra’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These statements reflect Aldeyra’s current views with respect to future events and are based on assumptions and subject to risks and uncertainties, including the development, clinical and regulatory plans or expectations for Aldeyra’s product candidates and systems-based approaches, later developments with the FDA that may be inconsistent with Aldeyra’s expectations and beliefs, including the risk that the results from earlier clinical trials or portions of clinical trials may not accurately predict results of subsequent trials or the remainder of a clinical trial for the same or different indications, inconsistent expectations regarding FDA acceptance and review of the company’s filings and submitted data sets, and Aldeyra’s continuing review and quality control analysis of clinical data. Important factors that could cause actual results to differ materially from those reflected in Aldeyra's forward-looking statements are described in Aldeyra’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as Aldeyra’s subsequent filings with the Securities and Exchange Commission. All of Aldeyra's development plans and timelines may be subject to adjustment depending on funding, recruitment rate, regulatory review, preclinical and clinical results, and other factors any of which could result in changes to Aldeyra’s development plans and programs or delay the initiation, completion, or reporting of clinical trials. In addition to the risks described above and in Aldeyra's other filings with the SEC, other unknown or unpredictable factors also could affect Aldeyra's results. No forward-looking statements can be guaranteed, and actual results may differ materially from such statements. The information in this presentation is provided only as of April 27, 2021, and Aldeyra undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law. 2

Top-Line Results from Phase 3 INVIGORATE Clinical Trial of Reproxalap in Allergic Conjunctivitis

Statistical Significance Achieved for:

- Primary Endpoint of Ocular Itching at All Prespecified Timepoints (p<0.0001)
- Key Secondary Endpoint of Reduction in Ocular Redness (p<0.0001)
- Secondary Endpoints of Ocular Tearing (p<0.0001) and Total Ocular Severity Score (p<0.0001)

Results Consistent with Phase 3 ALLEVIATE Allergic Conjunctivitis Clinical Trial and Previous Chamber Results in Phase 2 Allergic Conjunctivitis Trial and Run-In Cohort of Phase 3 TRANQUILITY Dry Eye Disease Trial

Reproxalap Potentially Represents the First **New Allergic Conjunctivitis Therapeutic Mechanism** in Decades

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The Prevalence of Allergic Conjunctivitis is Rising


Allergic Rhinitis
Allergic Conjunctivitis
Allergic Asthma

Allergic diseases are **hyperendemic and prevalence is increasing.**

Allergic conjunctivitis affects **more than 1 billion people worldwide**, including 100 million in the U.S.

Temperatures and CO_2 levels are **rising.**

Pollen is spreading to new areas.

Allergy **seasons** are getting **longer and more severe.**

Millions of patients continue to suffer, and new treatments are needed.

Slide sources: Ziska LH, Makra L, Harry, SK, et al. Lancet Planetary Health. 2019; Trends in prevalence and treatment of ocular allergy – Curr. Opin. Allergy Clin. Immunol. 2014 Oct; White Book on Allergy (2013 Update) ; Singh K, Axelrod S, Bielory L, J Allergy Clin Immunol. 2010; Pitt AD, Smith AF, Lindsell L, et al. Ophthal. Epidemiol. 2004.

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Reproxalap's Novel Mechanism of Action Has The Potential to Provide Differentiated Activity



HISTAMINIC PHASE
(minutes)
POST-HISTAMINIC PHASE
(builds over hours)
Increasing Allergy Symptoms
Inflammatory cell recruitment
Cell Activation
RASP
Scavenger Receptor A
NFκB pathway
Inflammasome activation
Degranulation: release of histamine & other inflammatory mediators
RASP
Allergic Inflammation Mediators
Time
ALLERGEN EXPOSURE

REPROXALAP

Irreversibly inhibits RASP, limiting allergic inflammation

Potential to provide **differentiated activity** in post-histaminic allergy, which affects all allergic conjunctivitis patients

Potential to represent an important **alternative to topical corticosteroids**, which can lead to ocular toxicity

Potential to represent **one of the first new therapeutic mechanisms for allergic conjunctivitis in decades**

Topical ocular reproxalap is an investigational drug that has been studied in over 1,200 patients with no safety concerns reported; mild instillation site discomfort is the most commonly reported adverse event in clinical trials. RASP = reactive aldehyde species

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The Allergen Chamber:
A Demanding Real-World Drug Assessment in Allergic Conjunctivitis

To our knowledge, no late-stage investigational allergic conjunctivitis drug has been rigorously tested in an allergen chamber.



The allergen chamber

- enables a controlled, environmental allergen exposure that mimics real-world exposure to airborne allergens.
- allows for detailed assessment of prophylaxis and treatment with unparalleled standardization.



Subjects are exposed to naturalistic **moderate to high levels of ragweed pollen** continuously for approximately 3.5 hours.

- Drug or vehicle is administered prior to allergen exposure and at 90 minutes, when peak symptoms typically occur.
- Subject-reported ocular itching and tearing scores, and investigator-assessed ocular redness scores, are obtained approximately every 10 minutes.

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Slide source: Cliantha Research 6

The Phase 3 INVIGORATE Allergic Conjunctivitis Trial Design

Design

Randomized, two-way crossover, vehicle-controlled, double-masked allergen chamber challenge

Chamber Exposure & Dosing Schedule

- 3.5 hours continuous allergen exposure
- First dose just before chamber entry
- Second dose 90 minutes after entry (peak allergy symptoms)

Inclusion/Exclusion Criteria

- History of moderate to severe allergic conjunctivitis to ragweed pollen
- Itching score of ≥2.5 and redness score ≥2 in baseline chamber assessment

Primary Endpoint

Statistical significance in patient-reported ocular itching (0-4 scale) at a majority of 11 timepoints between 110 and 210 minutes

Key Secondary Endpoint

Change from baseline in investigator-assessed ocular redness (0-4 scale) over the duration of the allergen chamber

Secondary Endpoints

- Patient-reported ocular tearing score (0-4 scale)
- Total ocular severity score (11-point composite of itching, tearing, and redness)

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ClinicalTrials.gov Identifier: NCT04207736

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The INVIGORATE Trial Achieved All Primary and Secondary Endpoints

Primary Endpoint Achieved

Statistically significant improvement vs. vehicle ($p<0.0001$) over all 11 prespecified timepoints of patient-reported ocular itching score from 110-210 minutes in the allergen chamber

Key Secondary Endpoint Achieved

Statistically significant improvement vs. vehicle ($p<0.0001$) on key secondary endpoint of investigator-assessed ocular redness over the duration of the allergen chamber

Both Secondary Endpoints Achieved

Statistically significant improvement vs. vehicle on secondary endpoints of patient-reported ocular tearing and total ocular severity score achieved ($p<0.0001$ for both endpoints) over the duration of the allergen chamber

No Observed Safety or Tolerability Concerns

95 subjects enrolled, 89 of whom completed both treatments; no discontinuations due to adverse events

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p values derived from mixed effect model of repeated measures (MMRM). Topical ocular reproxalap is an investigational drug that has been studied in over 1,200 patients with no safety concerns reported; mild instillation site discomfort is the most commonly reported adverse event in clinical trials. Slide source: INVIGORATE Phase 3 results

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Reproxalap Achieved Primary Endpoint of Reduction in Ocular Itching in the INVIGORATE Trial 2.0 KEY RESULTS Primary endpoint of statistical significance for majority of timepoints achieved over 1.5 prespecified time frame of 110-210 minutes after allergen chamber entry All timepoints within 110-210 minutes 1.0 statistically significant in favor of reproxalap (p<0.0001 for each timepoint) Prophylactic and treatment effects of reproxalap demonstrated 0.5 Topical ocular reproxalap is an investigational drug that has been studied in over 1,200 patients with no safety concerns reported; mild instillation site discomfort is the most commonly reported adverse event in clinical trials. Slide source: INVIGORATE Phase 3 results. 0.0 0 50 100 150 200 250 FIRST DOSE (Prior to Entry) Minutes in Allergen Chamber 9 Mean Ocular Itching Score (0-4)Reproxalap Achieved Primary Endpoint of Reduction in Ocular Itching in the INVIGORATE Trial 2.0 KEY RESULTS Primary endpoint of statistical significance for majority of timepoints achieved over 1.5 prespecified time frame of 110-210 minutes after allergen chamber entry All timepoints within 110-210 minutes 1.0 statistically significant in favor of reproxalap (p<0.0001 for each timepoint) Prophylactic and treatment effects of reproxalap demonstrated 0.5 Topical ocular reproxalap is an investigational drug that has been studied in over 1,200 patients with no safety concerns reported; mild instillation site discomfort is the most commonly reported adverse event in clinical trials. Slide source: INVIGORATE Phase 3 results. 0.0 0 50 100 150 200 250 FIRST DOSE (Prior to Entry) Minutes in Allergen Chamber 9 Mean Ocular Itching Score (0-4)

Reproxalap Achieved Key Secondary Endpoint of Reduction in Ocular Redness in the INVIGORATE Trial 1.6 KEY RESULTS Key secondary endpoint of statistical significance over the entire chamber 1.4 achieved (p<0.0001) Prophylactic and treatment effects of 1.2 reproxalap demonstrated Topical ocular reproxalap is an investigational drug that has been studied 1.0 in over 1,200 patients with no safety concerns reported; mild instillation site discomfort is the most commonly reported adverse event in clinical trials. Slide source: Reproxalap INVIGORATE Phase 3 results. MMRM = mixed effect model of repeated measures 0.8 // 0.0 0 50 100 150 200 250 FIRST DOSE (Prior to Entry) Minutes in Allergen Chamber 10 Mean Ocular Redness Score (0-4)Reproxalap Achieved Key Secondary Endpoint of Reduction in Ocular Redness in the INVIGORATE Trial 1.6 KEY RESULTS Key secondary endpoint of statistical significance over the entire chamber 1.4 achieved (p<0.0001) Prophylactic and treatment effects of 1.2 reproxalap demonstrated Topical ocular reproxalap is an investigational drug that has been studied 1.0 in over 1,200 patients with no safety concerns reported; mild instillation site discomfort is the most commonly reported adverse event in clinical trials. Slide source: Reproxalap INVIGORATE Phase 3 results. MMRM = mixed effect model of repeated measures 0.8 // 0.0 0 50 100 150 200 250 FIRST DOSE (Prior to Entry) Minutes in Allergen Chamber 10 Mean Ocular Redness Score (0-4)

Reproxalap Achieved Secondary Endpoint of Reduction in Ocular Tearing in the INVIGORATE Trial 1.2 KEY RESULTS Secondary endpoint of statistical 1.0 significance over the entire allergen chamber achieved (p<0.0001) 0.8 Prophylactic and treatment effects of reproxalap demonstrated 0.6 Topical ocular reproxalap is an investigational drug that has been studied in over 1,200 patients with no safety concerns reported; mild instillation site discomfort is the most commonly reported adverse event in clinical 0.4 trials. Slide source: INVIGORATE Phase 3 results. MMRM = mixed effect model of repeated measures 0.2 0.0 0 50 100 150 200 250 FIRST DOSE (Prior to Entry) Minutes in Allergen Chamber 11 Mean Ocular Tearing Score (0-3)Reproxalap Achieved Secondary Endpoint of Reduction in Ocular Tearing in the INVIGORATE Trial 1.2 KEY RESULTS Secondary endpoint of statistical 1.0 significance over the entire allergen chamber achieved (p<0.0001) 0.8 Prophylactic and treatment effects of reproxalap demonstrated 0.6 Topical ocular reproxalap is an investigational drug that has been studied in over 1,200 patients with no safety concerns reported; mild instillation site discomfort is the most commonly reported adverse event in clinical 0.4 trials. Slide source: INVIGORATE Phase 3 results. MMRM = mixed effect model of repeated measures 0.2 0.0 0 50 100 150 200 250 FIRST DOSE (Prior to Entry) Minutes in Allergen Chamber 11 Mean Ocular Tearing Score (0-3)

Reproxalap Achieved Secondary Endpoint of Reduction in Total Ocular Severity Score in the INVIGORATE Trial 5 KEY RESULTS Secondary endpoint of statistical significance over the entire allergen 4 chamber achieved (p<0.0001) Prophylactic and treatment effects of 3 reproxalap demonstrated Topical ocular reproxalap is an investigational drug that has been studied 2 in over 1,200 patients with no safety concerns reported; mild instillation site discomfort is the most commonly reported adverse event in clinical trials. Slide source: INVIGORATE Phase 3 results. MMRM = mixed effect model of repeated measures 1 0 0 50 100 150 200 250 FIRST DOSE (Prior to Entry) Minutes in Allergen Chamber 12 Mean Total Ocular Severity Score (0-11)Reproxalap Achieved Secondary Endpoint of Reduction in Total Ocular Severity Score in the INVIGORATE Trial 5 KEY RESULTS Secondary endpoint of statistical significance over the entire allergen 4 chamber achieved (p<0.0001) Prophylactic and treatment effects of 3 reproxalap demonstrated Topical ocular reproxalap is an investigational drug that has been studied 2 in over 1,200 patients with no safety concerns reported; mild instillation site discomfort is the most commonly reported adverse event in clinical trials. Slide source: INVIGORATE Phase 3 results. MMRM = mixed effect model of repeated measures 1 0 0 50 100 150 200 250 FIRST DOSE (Prior to Entry) Minutes in Allergen Chamber 12 Mean Total Ocular Severity Score (0-11)

Reproxalap Was Generally Well Tolerated and No Safety Concerns Were Observed in the INVIGORATE Trial

NO observed safety or tolerability concerns

NO discontinuations due to adverse events

Consistent with other topically administered drugs, most common treatment-emergent events related to transient instillation site discomfort

NO observed clinically significant findings on safety assessments, including:

- visual acuity
- intraocular pressure
- slit lamp biomicroscopy
- dilated fundoscopy

Topical ocular reproxalap is an investigational drug that has been studied in over 1,200 patients with no safety concerns reported; mild instillation site discomfort is the most commonly reported adverse event in clinical trials. Source: INVIGORATE Phase 3 results. MMRM = mixed effect model of repeated measures

TOPICAL OCULAR REPROXALAP administered to more than

1,200 patients

ACROSS

14 clinical trials

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Reproxalap Has Demonstrated Consistent Success Across a Robust Clinical Development Program in Allergic Conjunctivitis

Conjunctival Allergen Challenge

PHASE 2a

100 patients | 30 minutes post CAC | 0.5% vs vehicle

PHASE 2b

154 patients | 60 minutes post CAC | 0.1% and 0.5% vs vehicle

Phase 3 ALLEVIATE Trial

318 patients | 60 minutes post CAC | 0.25% and 0.5% vs vehicle

Allergen Chamber

Phase 2 Allergen Chamber Trial

66 patients (crossover) | 3.5 hours in chamber | 0.25% and 0.5% vs vehicle

Phase 3 INVIGORATE Trial

95 patients (crossover) | 3.5 hours in chamber | 0.25% vs vehicle

Topical ocular reproxalap is an investigational drug that has been studied in over 1,200 patients with no safety concerns reported; mild instillation site discomfort s the most commonly reported adverse event in clinical trials. CAC = conjunctival allergen challenge

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Allergic Conjunctivitis and Dry Eye Disease Are Interrelated Inflammatory Ocular Surface Diseases

The Three **P's** of Ocular Surface Inflammation


POLLENS
Allergens
POLLUTANTS
PARCHED ENVIRONMENTS
Irritating Air

- Allergic response can compromise tear film
- Dry eye oxidative stress can enhance allergic response
- Dry, polluted environments exacerbate both conditions


Allergic Conjunctivitis
Dry Eye Disease

"The clear interaction of allergy, dry eye and environmental irritants makes untangling their etiology in prevalence studies difficult."

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Slide sources: Concepts adapted from "The Whipsaw of Allergic Dry Eye" by Mark B. Abelson, MD and Lauren Lilyestrom in REVIEW of Ophthalmology; October 2008; and Hom MM, Nguyen AL, Bielory L. Allergic conjunctivitis and dry eye syndrome. Ann Allergy Asthma Immunol. 2012 Mar;108(3):163-6.

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Reproxalap Has Demonstrated Consistent Improvement in Symptoms Across Two Distinct Chamber Challenge Models of Ocular Surface Disease ITCHING ITCHING DRYNESS Allergen Chamber Allergen Chamber Dry Eye Chamber INVIGORATE Phase 3 Trial Phase 2 Trial TRANQUILITY Run-In Cohort Topical ocular reproxalap is an investigational drug that has been studied in over 1,200 patients with no safety concerns reported; mild instillation site discomfort is the most commonly reported adverse event in clinical trials. Slide sources: TRANQUILITY run-in cohort results; Phase 2 Allergen Chamber clinical trial for 0.25% reproxalap (ClinicalTrials.gov #NCT03709121), INVIGORATE Phase 3 results. VAS = Visual Analog Scale, MMRM = mixed effect model of repeated measures 16Reproxalap Has Demonstrated Consistent Improvement in Symptoms Across Two Distinct Chamber Challenge Models of Ocular Surface Disease ITCHING ITCHING DRYNESS Allergen Chamber Allergen Chamber Dry Eye Chamber INVIGORATE Phase 3 Trial Phase 2 Trial TRANQUILITY Run-In Cohort Topical ocular reproxalap is an investigational drug that has been studied in over 1,200 patients with no safety concerns reported; mild instillation site discomfort is the most commonly reported adverse event in clinical trials. Slide sources: TRANQUILITY run-in cohort results; Phase 2 Allergen Chamber clinical trial for 0.25% reproxalap (ClinicalTrials.gov #NCT03709121), INVIGORATE Phase 3 results. VAS = Visual Analog Scale, MMRM = mixed effect model of repeated measures 16

Reproxalap Has Demonstrated Consistent Reduction of Ocular Redness Across Two Distinct Chamber Challenge Models of Ocular Surface Disease REDNESS REDNESS REDNESS Allergen Chamber Allergen Chamber Dry Eye Chamber INVIGORATE Phase 3 Trial Phase 2 Trial TRANQUILITY Run-In Cohort Topical ocular reproxalap is an investigational drug that has been studied in over 1,200 patients with no safety concerns reported; mild instillation site discomfort is the most commonly reported adverse event in clinical trials. Slide sources: TRANQUILITY run-in cohort results; Phase 2 Allergen Chamber clinical trial for 0.25% reproxalap (ClinicalTrials.gov #NCT03709121), INVIGORATE Phase 3 results. MMRM = mixed effect model of repeated measures 17Reproxalap Has Demonstrated Consistent Reduction of Ocular Redness Across Two Distinct Chamber Challenge Models of Ocular Surface Disease REDNESS REDNESS REDNESS Allergen Chamber Allergen Chamber Dry Eye Chamber INVIGORATE Phase 3 Trial Phase 2 Trial TRANQUILITY Run-In Cohort Topical ocular reproxalap is an investigational drug that has been studied in over 1,200 patients with no safety concerns reported; mild instillation site discomfort is the most commonly reported adverse event in clinical trials. Slide sources: TRANQUILITY run-in cohort results; Phase 2 Allergen Chamber clinical trial for 0.25% reproxalap (ClinicalTrials.gov #NCT03709121), INVIGORATE Phase 3 results. MMRM = mixed effect model of repeated measures 17

* Upcoming Expected Reproxalap Development Milestones Reproxalap Reproxalap Reproxalap dry eye disease allergic conjunctivitis dry eye disease Phase 3 TRANQUILITY Phase 3 INVIGORATE Phase 3 TRANQUILITY main cohort initiation top-line results and TRANQUILITY-2 top- H1 2021 H1 2021 line results H2 2021 Aldeyra plans to meet with the U.S. FDA in the second half of 2021 to discuss the INVIGORATE results and the potential submission of a New Drug Application. *The timing of clinical trial initiation and completion depends, in part, on restrictions related to COVID-19, the availability of clinical research facilities and staffing, the ability to recruit patients, and regulatory feedback. 18* Upcoming Expected Reproxalap Development Milestones Reproxalap Reproxalap Reproxalap dry eye disease allergic conjunctivitis dry eye disease Phase 3 TRANQUILITY Phase 3 INVIGORATE Phase 3 TRANQUILITY main cohort initiation top-line results and TRANQUILITY-2 top- H1 2021 H1 2021 line results H2 2021 Aldeyra plans to meet with the U.S. FDA in the second half of 2021 to discuss the INVIGORATE results and the potential submission of a New Drug Application. *The timing of clinical trial initiation and completion depends, in part, on restrictions related to COVID-19, the availability of clinical research facilities and staffing, the ability to recruit patients, and regulatory feedback. 18

A New Paradigm for the Treatment of Anterior Ocular Inflammation: * A Potential Single Approach for Dry Eye Disease and Allergic Conjunctivitis Dry Eye Disease Allergic Conjunctivitis REPROXALAP 0.25% REPROXALAP 0.25% Rapid symptom and redness Clinically significant and durable improvement within minutes symptom response across two models of ocular allergy Broad and durable symptom Potentially the first new allergic control conjunctivitis therapeutic mechanism in decades * Contingent on funding, regulatory review, clinical results, and other factors 19A New Paradigm for the Treatment of Anterior Ocular Inflammation: * A Potential Single Approach for Dry Eye Disease and Allergic Conjunctivitis Dry Eye Disease Allergic Conjunctivitis REPROXALAP 0.25% REPROXALAP 0.25% Rapid symptom and redness Clinically significant and durable improvement within minutes symptom response across two models of ocular allergy Broad and durable symptom Potentially the first new allergic control conjunctivitis therapeutic mechanism in decades * Contingent on funding, regulatory review, clinical results, and other factors 19